[LOGO -- GALAXY NUTRITIONAL FOODS]



FOR IMMEDIATE RELEASE:                       CONTACT:
February 17, 2004                            Dawn M. Robert, Investor Relations
                                             Galaxy Nutritional Foods, Inc.
                                             (407) 854-0433



                        GALAXY NUTRITIONAL FOODS REPORTS
                            3RD QUARTER 2004 RESULTS

ORLANDO, Florida (February 17, 2004) Galaxy Nutritional Foods, Inc. (AMEX:GXY), a leading producer of nutritious plant-based dairy alternatives for the retail and foodservice markets, today reported results for its third quarter of fiscal 2004, ended December 31, 2003.

In the quarter ended December 31, 2003, the Company reported a net loss of $1,378,354 compared to a net loss of $476,568 for the quarter ended December 31, 2002. The results for the quarter ended December 31, 2003 include non-cash compensation income of $255,712 and a charge for employment contract expenses of $1,830,329 compared to non-cash compensation expense of $190,720 for the quarter ended December 31, 2002. Excluding these non-cash compensation and employment contract charges, the Company had non-GAAP net income of $196,263 for the quarter ended December 31, 2003 compared to a non-GAAP net loss of $285,848 for the quarter ended December 31, 2002. This $482,111 increase in non-GAAP net income was primarily the result of a substantial decrease in interest expense due to the debt refinancing and restructuring, which was completed in the first quarter of fiscal 2004, and a decrease in general and administrative expenses in the quarter ended December 31, 2003 compared to December 31, 2002.

In its determination of non-GAAP income or loss, management excludes the non-cash compensation related to options and warrants as well as the employment contract expense from its analysis of operating income because it believes that these items do not accurately reflect the Company's current on-going operations. With respect to non-cash compensation, it is calculated based on fluctuations in the Company's stock price which are outside the Company's control and typically do not reflect the Company's operations. The employment contract expense reflects the total costs that will be paid out over the next five years pursuant to the Amended and Restated Employment Agreement for the Company's founder, Angelo Morini, which became effective as of October 13, 2003. The Company accrued and expensed the five-year cost of this agreement in the quarter ended December 31, 2003. These non-GAAP income or loss measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures reported by other companies. Management believes that its presentation of non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. Additionally, these measures are the primary basis upon which the Company prepares its budgets and forecasts.

After non-cash preferred stock dividends and non-cash preferred stock accretion for estimated redemption value, net loss available to common shareholders was $1,557,986, or $0.10 per diluted share for the quarter ended December 31, 2003 versus a net loss available to common shareholders of $1,823,610, or $0.15 per diluted share for the quarter ended December 31, 2002.

Net sales were $9,638,571 and $9,755,729 in the quarters ended December 31, 2003 and 2002, respectively, a decrease of $117,158 or 1%. The decrease in net sales is primarily due to a reduction in retail grocery slice sales in fiscal 2004.

Operating cash flow for the quarter ended December 31, 2003 was $1,157,359 compared to operating cash flow of $1,084,739 for the quarter ended December 31, 2002. This increase in cash flow in the 3rd quarter of fiscal 2004 was primarily due to a substantial reduction in inventories, in accordance with our adjusted sales forecast.

Christopher J, New, Galaxy's CEO, stated, "We are pleased with our 3rd quarter fiscal 2004 performance where the Company achieved net sales growth of 3% compared to the 2nd quarter of fiscal 2004, provided over $1.1 million of net cash from operations and reported a non-GAAP net income of $196,263."

Mr. New went on to say, "Looking forward, we anticipate that the annual net sales for fiscal 2004 will be down by 5% to 9% compared to net sales for fiscal 2003. This reduced net sales forecast compared to prior expectations of an equal to or 5% increase in net sales reflects stronger than expected downward pressure on slices in retail grocery and natural food channels due to (a) ongoing changes in consumer's eating and shopping behavior; (b) slower than expected timing for securing new strategic opportunities; (c) lower than expected performance from additional points of distribution of the Company's branded items; and (d) the impact of the Southern California retail grocery labor strike."

Mr. New also indicated that, "in order to counter these challenges so we may positively impact sales volume going forward into fiscal 2005, the Company is focusing on three primary areas: (1) the Company is shifting the emphasis and resource allocation of its marketing strategy from vendor promotions to consumer advertising and promotions; (2) generating consumer awareness, product trials, and more repeat purchases for its brands; and (3) pursuing strategic opportunities which will enable the Company to better utilize some of its excess production capacity. These moves should result in greater operating cash flow and a higher return on invested capital."

CONFERENCE CALL AND WEBCAST INFORMATION

There will be a teleconference and web-cast of the COMPANY'S 3RD QUARTER FISCAL 2004 EARNINGS RESULTS AT 10:00AM EST ON WEDNESDAY, FEBRUARY 18, 2004. The conference call invites all shareholders and interested parties to call in on a toll free line to ask questions about the Company's results and discuss future plans. The toll free number for U.S. and Canada callers is 1-800-811-7286. All other international callers should dial: 1-913-981-4902. The conference call pass code for all participants is 594933.

The call will be simultaneously web-cast at the following link:
HTTP://WWW.YCALL.COM/CEPAGE.ASP?ID=86006

Individuals within the U.S. and Canada who cannot access the call are invited to listen to a digitally recorded version by calling the toll free number:
1-888-203-1112. All other international callers should dial the following number for a digital playback: 1-719-457-0820. It will be required to reference the pass code # 594933 for all digital playbacks. The playback will be available after 1:00 p.m. EST on Wednesday, February 18, 2004 through Wednesday, February 25, 2004 until midnight. The call will be posted to our website the following week at: http//www.galaxyfoods.com.

                      ABOUT GALAXY NUTRITIONAL FOODS, INC.

Galaxy Nutritional Foods is the leading producer of great-tasting, health-promoting plant-based dairy and dairy-related alternatives for the retail and foodservice markets. These phytonutrient-enriched products, made from nature's best grains - soy, rice and oats - are low and no fat (no saturated fat and no trans-fatty acids), have no cholesterol, no lactose, are growth hormone and antibiotic free and have more calcium, vitamins and minerals than conventional dairy products. Because they are made with plant proteins, they are more environmentally friendly and economically efficient than dairy products derived solely from animal proteins. Galaxy's products are part of the nutritional or functional foods category, the fastest growing segment of the retail food market. Galaxy brand names include: Galaxy Nutritional Foods(R), Veggie(R), Veggie Nature's Alternative to Milk(R), Veggie Slices(R), Soyco(R), Soymage(R), Wholesome Valley(R), formagg(R), and Lite Bakery(R). For more information, please visit Galaxy's website at www.galaxyfoods.com.

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, OR OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THOSE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO RELEASE PUBLICLY ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT UNANTICIPATED EVENTS OR DEVELOPMENTS.


                    (Financial statements on following pages)

                         GALAXY NUTRITIONAL FOODS, INC.
                                 BALANCE SHEETS


                                                               DECEMBER 31,          MARCH 31,
                                                                  2003                  2003
                                                               ------------         ------------
                                                               (UNAUDITED)
                                  ASSETS
CURRENT ASSETS:
  Cash                                                         $    476,740         $      1,598
  Trade receivables, net                                          4,240,708            5,109,247
  Inventories                                                     4,086,305            5,294,500
  Prepaid expenses and other                                        359,328              553,396
                                                               ------------         ------------

         Total current assets                                     9,163,081           10,958,741

PROPERTY AND EQUIPMENT, NET                                      20,686,284           22,168,404
OTHER ASSETS                                                        397,158              274,918
                                                               ------------         ------------

         TOTAL                                                 $ 30,246,523         $ 33,402,063
                                                               ============         ============

                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Book overdrafts                                              $         --         $  1,151,276
  Line of credit                                                  4,389,978            4,939,894
  Accounts payable                                                1,471,195            2,622,996
  Accrued liabilities                                             2,129,293            1,891,773
  Current portion of term notes payable                           1,136,000            1,497,760
  Current portion of subordinated note payable                           --            2,000,000
  Current portion of obligations under capital leases               244,744              363,152
                                                               ------------         ------------

         Total current liabilities                                9,371,210           14,466,851

ACCRUED EMPLOYMENT CONTRACT, less current portion                 1,388,026                   --
TERM NOTES PAYABLE, less current portion                          8,571,985            7,786,985
SUBORDINATED NOTE PAYABLE                                                --            2,000,000
OBLIGATIONS UNDER CAPITAL LEASES, less current portion              203,797              383,210
                                                               ------------         ------------

         Total liabilities                                       19,535,018           24,637,046
                                                               ------------         ------------

COMMITMENTS AND CONTINGENCIES                                            --                   --

REDEEMABLE CONVERTIBLE PREFERRED STOCK                            3,213,849            2,324,671

STOCKHOLDERS' EQUITY:
  Common stock                                                      154,948              127,617
  Additional paid-in capital                                     64,407,314           59,800,732
  Accumulated deficit                                           (44,171,945)         (40,595,342)
                                                               ------------         ------------

                                                                 20,390,317           19,333,007
  Less:  Notes receivable arising from the exercise of
         stock options and sale of common stock                 (12,772,200)         (12,772,200)
        Treasury stock, 26,843 shares, at cost                     (120,461)            (120,461)
                                                               ------------         ------------

         Total stockholders' equity                               7,497,656            6,440,346
                                                               ------------         ------------

         TOTAL                                                 $ 30,246,523         $ 33,402,063
                                                               ============         ============

                         GALAXY NUTRITIONAL FOODS, INC.
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                              THREE MONTHS ENDED                          NINE MONTHS ENDED
                                                  DECEMBER 31,                               DECEMBER 31,
                                           2003                  2002                2003                 2002
                                        ------------         ------------         ------------         ------------
NET SALES                               $  9,638,571         $  9,755,729         $ 27,664,259         $ 29,795,764

COST OF GOODS SOLD                         6,715,750            6,805,863           19,096,843           21,089,597
                                        ------------         ------------         ------------         ------------
  Gross margin                             2,922,821            2,949,866            8,567,416            8,706,167
                                        ------------         ------------         ------------         ------------

OPERATING EXPENSES:

Selling                                    1,110,097            1,240,544            3,870,829            3,575,859
Delivery                                     544,930              478,331            1,430,706            1,561,847
Non-cash compensation related to
  options & warrants                        (255,712)             190,720            1,179,677           (2,794,630)
Employment contract expense                1,830,329                   --            1,830,329                   --
General and administrative                   752,123              864,399            2,621,621            2,453,148
Research and development                      65,474               60,674              191,466              174,888
                                        ------------         ------------         ------------         ------------
  Total operating expenses                 4,047,241            2,834,668           11,124,628            4,971,112
                                        ------------         ------------         ------------         ------------

INCOME (LOSS) FROM OPERATIONS             (1,124,420)             115,198           (2,557,212)           3,735,055

Interest expense                            (253,934)            (536,766)          (1,019,391)          (2,404,868)
Other expense                                     --              (55,000)                  --              (55,000)
                                        ------------         ------------         ------------         ------------

NET INCOME (LOSS)                       $ (1,378,354)        $   (476,568)        $ (3,576,603)        $  1,275,187

Preferred Stock Dividends                     48,556               69,020              157,172              209,020
Preferred Stock Accretion to
  Redemption Value                           131,076            1,278,022            1,677,409            1,737,999
                                        ------------         ------------         ------------         ------------

NET LOSS AVAILABLE TO COMMON
  SHAREHOLDERS                          $ (1,557,986)        $ (1,823,610)        $ (5,411,184)        $   (671,832)
                                        ============         ============         ============         ============


BASIC AND DILUTED NET LOSS PER
  COMMON SHARE                          $      (0.10)        $      (0.15)        $      (0.37)        $      (0.06)
                                        ============         ============         ============         ============


NET INCOME (LOSS)                       $ (1,378,354)        $   (476,568)        $ (3,576,603)        $  1,275,187
Plus:

Non-cash compensation related to
  options & warrants                        (255,712)             190,720            1,179,677           (2,794,630)
Employment contract expense                1,830,329                   --            1,830,329                   --
                                        ------------         ------------         ------------         ------------

NON-GAAP REPORTING OF NET INCOME
  (LOSS)                                $    196,263         $   (285,848)        $   (566,597)        $ (1,519,443)
                                        ============         ============         ============         ============

                         GALAXY NUTRITIONAL FOODS, INC.
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


NINE MONTHS ENDED DECEMBER 31,                                                2003                2002
                                                                           -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss)                                                        $(3,576,603)        $ 1,275,187
  Adjustments to reconcile net income (loss) to net cash from (used
    in) operating activities:
      Depreciation and amortization                                          1,657,431           1,707,586
      Amortization of debt discount and financing costs                        192,078           1,120,145
      Provision for losses on trade receivables                                 14,000            (136,700)
      Non-cash compensation related to options and warrants                  1,179,677          (2,794,630)
      (Increase) decrease in:
        Trade receivables                                                      854,539           1,104,625
        Inventories                                                          1,208,195             620,921
        Prepaid expenses and other                                              26,492             (44,253)
      Increase (decrease) in:
        Accounts payable                                                    (1,151,801)         (1,054,170)
        Accrued liabilities                                                  1,564,055             195,700
                                                                           -----------         -----------

   NET CASH FROM (USED IN) OPERATING ACTIVITIES                              1,968,063           1,994,411
                                                                           -----------         -----------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Purchase of property and equipment                                          (175,311)           (195,868)
  Decrease in other assets                                                       1,806                  --
                                                                           -----------         -----------

   NET CASH FROM (USED IN) INVESTING ACTIVITIES                               (173,505)           (195,868)
                                                                           -----------         -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Book overdrafts                                                           (1,151,276)           (615,998)
  Net payments on lines of credit                                             (549,916)         (1,357,791)
  Repayments on subordinated note payable                                   (4,000,000)                 --
  Borrowings on term note payable                                            2,000,000             500,000
  Repayments on term notes payable                                          (1,246,760)         (1,336,363)
  Principal payments on capital lease obligations                             (297,821)           (339,636)
  Financing costs for long term debt                                          (232,230)           (128,289)
  Proceeds from issuance of common stock, net of offering costs              3,798,587           1,480,994
  Proceeds from exercise of common stock warrants                              360,000                  --
                                                                           -----------         -----------

   NET CASH FROM (USED IN) FINANCING ACTIVITIES                             (1,319,416)         (1,797,083)
                                                                           -----------         -----------

NET INCREASE (DECREASE) IN CASH                                                475,142               1,460

CASH, BEGINNING OF PERIOD                                                        1,598                 168
                                                                           -----------         -----------

CASH, END OF PERIOD                                                        $   476,740         $     1,628
                                                                           ===========         ===========